EXHIBIT 10.2

                    EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT

             EIGHTH AMENDMENT, dated as of the 24th day of March, 1997, to the Employment Agreement, dated as of June 30, 1986, by and between SOUND ADVICE, INC., a Florida corporation (the "Employer"), and PETER BESHOURI (the "Employee"), as previously amended by that First Amendment to Employment Agreement, dated as of May 15, 1989, that Second Amendment to Employment Agreement, dated as of October 27, 1989, that Third Amendment to Employment Agreement, dated as of July 1, 1992, that Fourth Amendment to Employment Agreement, dated as of July 1, 1993, that Fifth Amendment to Employment Agreement, dated as of July 1, 1994, that Sixth Amendment to Employment Agreement, dated as of July 1, 1995, and that Seventh Amendment to Employment Agreement, dated as of July 1, 1996 (collectively, the "Agreement").

                              W I T N E S S E T H :

             WHEREAS, the Employee and the Employer mutually desire and each of them is willing, in accordance with the terms and conditions specifically set forth below, to amend the Agreement, it being understood by the Employee and the Employer that all terms and conditions of the Agreement not otherwise modified by this Eighth Amendment thereto shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

             NOW, THEREFORE, for and in consideration of the covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

             1. TERM. Section 2 of the Agreement is hereby amended to provide that the term of the Agreement is hereby extended for another year or until June 30, 1998.

             2. EFFECT. Except as otherwise modified by this Eighth Amendment, all terms, conditions and provisions of the Agreement shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

             3. CAPTIONS. Paragraph titles or captions contained in this Eighth Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Eighth Amendment or the intent of any provision hereof.

             IN WITNESS WHEREOF, the Employee has hereunto set his hand and the Employer has caused this Amendment to be executed by its duly authorized officer effective as of the day and year first above written.

                                              SOUND ADVICE, INC.

                                              By:  /S/ MICHAEL BLUMBERG
                                                 ---------------------------
                                                    MICHAEL BLUMBERG, Senior
                                                    Vice President

                                              EMPLOYEE:

                                                 /S/ PETER BESHOURI
                                              ------------------------------
                                              PETER BESHOURI

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

                    EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT

         EIGHTH AMENDMENT, dated as of the 24th day of March, 1997, to the Employment Agreement, dated as of June 30, 1986, by and between SOUND ADVICE, INC., a Florida corporation (the "Employer"), and MICHAEL BLUMBERG (the "Employee"), as previously amended by that First Amendment to Employment Agreement, dated as of May 15, 1989, that Second Amendment to Employment Agreement, dated as of October 27, 1989, that Third Amendment to Employment Agreement, dated as of July 1, 1992, that Fourth Amendment to Employment Agreement, dated as of July 1, 1993, that Fifth Amendment to Employment Agreement, dated as of July 1, 1994, that Sixth Amendment to Employment Agreement, dated as of July 1, 1995, and that Seventh Amendment to Employment Agreement, dated as of July 1, 1996 (collectively, the "Agreement").

                              W I T N E S S E T H :

         WHEREAS, the Employee and the Employer mutually desire and each of them is willing, in accordance with the terms and conditions specifically set forth below, to amend the Agreement, it being understood by the Employee and the Employer that all terms and conditions of the Agreement not otherwise modified by this Eighth Amendment thereto shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

         NOW, THEREFORE, for and in consideration of the covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

         1. TERM. Section 2 of the Agreement is hereby amended to provide that the term of the Agreement is hereby extended for another year or until June 30, 1998.

         2. EFFECT. Except as otherwise modified by this Eighth Amendment, all terms, conditions and provisions of the Agreement shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

         3. CAPTIONS. Paragraph titles or captions contained in this Eighth Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Eighth Amendment or the intent of any provision hereof.

         IN WITNESS WHEREOF, the Employee has hereunto set his hand and the Employer has caused this Amendment to be executed by its duly authorized officer effective as of the day and year first above written.

                              SOUND ADVICE, INC.

                              By:  /S/ PETER BESHOURI
                                 -----------------------------
                                  PETER BESHOURI, President
                                  and Chief Executive Officer

                              EMPLOYEE:

                                   /S/ MICHAEL BLUMBERG
                              --------------------------------
                              MICHAEL BLUMBERG

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